SUPPLEMENT DATED MARCH 23, 2015
to

PROSPECTUS DATED APRIL 29, 2011
FOR PRIME SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT I

This supplement contains information regarding changes to investment options that are available under your Policy.

Effective April 30, 2015, the names of the following investment options will change:

Current Name	New Name

MFS® Bond Portfolio	MFS® Corporate Bond Portfolio

MFS® Research Bond Series	MFS® Total Return Bond Series

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Prime Survivorship VUL 3/2015